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Exhibit 10.22

VISTULA COMMUNICATIONS SERVICES, INC.
Amended and Restated Note Subscription Agreement

        This Amended and Restated Note Subscription Agreement (the "Agreement") is made and entered as of August 11, 2004, by and between Vistula Communication Services, Inc., a Delaware corporation (the "Company"), and J.Rothschild Assurance Self Invested PPP#2 F/B/O Rupert Anthony Galliers-Pratt (the "Purchaser").

        WHEREAS, the Company and the Purchaser entered into a Note Subscription Agreement, dated as of July 2, 2004 (the "Initial Agreement"), in connection with the purchase by the Purchaser from the Company of a convertible promissory note in the principal amount of $310,000; and

        WHEREAS, the Company and the Purchaser wish to amend and restated the Initial Agreement to provide for the issuance of one or more convertible promissory notes (each a "Note" and collectively, the "Notes") in the form attached as Exhibit A hereto, at one or more closings. The Notes and, where the context permits, the shares of Common Stock of the Company into which the Notes are convertible, are sometimes hereinafter referred to collectively as the "Securities."

        NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree, and hereby amend and restate the Initial Agreement, as follows:

        1.    Purchase and Sale of Securities.    The Purchaser hereby subscribes for one or more Note(s) in the aggregate principal amount of up to $310,000. In consideration for the Note(s) the Purchaser agrees to pay to the Company an amount equal to the aggregate principal amount of the Note(s) purchased by the Purchaser hereunder.

        2.    Closing(s).    The issuance and acquisition of the Notes shall take place at one or more closings at the offices of the Company on any date on which the Purchaser makes a wire transfer to a bank account designated by the Company representing the purchase price for a Note (or such later date as may be agreed by the Company and the Purchaser) upon receipt of the Purchaser's wire transfer to a bank account designated by the Company representing the purchase price for the Note to be issued at such Closing. Upon acceptance of the wire transfer by the Company, the Company shall deliver a duly executed Note to the Purchaser. The Company reserves the right in its sole discretion to reject the subscription herein provided at any time prior to a Closing. In such event, the Company shall promptly return to the Purchaser the purchase price for the Note subscribed for by the Purchaser (without interest).

        3.    Purchaser's Representations and Warranties.    The Purchaser represents and warrants to the Company that the Purchaser is acquiring, and will acquire, the Securities for the Purchaser's own account for investment only and not with a view to any resale or distribution thereof, and the Purchaser agrees that the Purchaser will not sell or otherwise dispose of the Securities in violation of the provisions of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. The Purchaser represents and warrants to the Company that the Purchaser is an "Accredited Investor," as such term is defined by Rule 501 promulgated under the Act. The Purchaser understands that the Company is selling the Securities to the Purchaser in transactions that are exempt from the Act's registration requirement, and from the registration requirements of any applicable state securities laws and that the Purchaser must hold the Securities indefinitely unless they are subsequently offered for sale and sold in transaction(s) registered under the Act or such state laws or an exemption from registration (such as Rule 144 promulgated under the Act) is available. The Purchaser understands that the Company is under no obligation to register the Securities under the Act or such state laws or to file for an exemption from registration under the Act or such state laws. The Purchaser further understands that the Company is under no obligation to comply with any other exemption from registration and that such exemptions are extremely limited and may not be available at such time or times as the

Purchaser may wish to sell or otherwise dispose of the Securities. The Purchaser understands that the certificate or certificates representing the Common Stock issuable upon conversion of the Notes will bear a legend in substantially the following form:

  The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws and may not be offered, sold or otherwise transferred without an effective registration statement relating thereto or an opinion of counsel in form and substance satisfactory to the Company that such registration is not required under the Act or such state laws."

        4.    Transfer Restrictions.    Before any disposition of Securities is made by the Purchaser of the Notes by sale, gift, pledge or otherwise, the Purchaser agrees to give the Company written notice describing briefly the manner of such proposed disposition. No such disposition of Securities shall be made unless and until (i) the Company has received an opinion of its counsel, or other counsel satisfactory to it, to the effect that such proposed disposition does not require registration pursuant to the Act and, where appropriate, a representation and agreement of the transferee in form and substance as set forth in this Agreement, and the Company shall have advised the Purchaser that such opinion, representation and agreement are satisfactory to it, or (ii) a registration statement or other similar filing has been made covering the Securities and their proposed disposition and has been declared effective.

        5.    Representations and Warranties of the Company.    The Company hereby represents and warrants to the Purchaser as follows:

        (a)   The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

        (b)   The execution, delivery and performance of this Agreement will not violate, any provision of the Company's certificate of incorporation or by-laws or any contract, order, judgment, writ, injunction or decree of any governmental agency or instrumentality applicable to the Company or by which it is bound.

        (c)   The execution, delivery and performance of this Agreement by and on behalf of the Company have been duly and effectively authorized by all necessary corporate action. The Securities when delivered pursuant to this Agreement and the terms of the Notes, if applicable, will be duly authorized, validly issued, fully paid, nonassessable and free and clear of any liens or encumbrances.

        6.    Notices.    All notices hereunder shall be in writing and shall be deemed to be delivered if in writing addressed as provided below and if either (a) actually delivered at said address by overnight courier service or hand delivery or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and certified:

        To the Company at the following address:

    Vistula Communication Services, Inc.
    40 Portman Square, 4th Floor
    London W1H 6LT
    United Kingdom
    Attn: Chief Executive Officer
    Telecopier: +44 20 7487 4001

        To the Purchaser at the address on the signature page hereof.

        Any person or company may change the address to which notices are to be sent to him, her, or it by notifying all the other persons and companies listed above in writing of such address change.

        7.    Binding Effect.    This Agreement shall be binding on and inure to the benefit of the Company and its successors and assigns and the Purchaser's heirs, executors, successors and permitted assigns.

        8.    Survival of Representations and Warranties.    The representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement, it being understood that the representations and warranties are only being made as of the date hereof.

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        Intending to be legally bound hereby, the parties have duly executed this Agreement on the date first written above.

PURCHASER:

J.Rothschild Assurance Self Invested PPP#2
F/B/O Rupert Anthony Galliers-Pratt

/s/ RUPERT GALLIERS-PRATT Signature of Purchaser or Authorized Representative
Title (if applicable)
Mailing Address:	St. James Place New Garden HS 78 Hattongarden London United Kingdom ECIN 8JR

COMPANY:

VISTULA COMMUNICATIONS SERVICES, INC.
By:	/s/ RUPERT GALLIERS-PRATT Name: Rupert Galliers-Pratt Title: Chairman and Chief Executive Officer

Exhibit A

[Form of Convertible Note]

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  Exhibit 10.22